SUNAMERICA SERIES TRUST
Supplement to the Prospectus Dated May 2, 2011
Supplement to the Summary Prospectus Dated May 2, 2011
Emerging Markets Portfolio. In the Portfolio Summary, the first paragraph of the Portfolio’s Principal Investment Strategies is deleted in its entirety and replaced with the following:
“The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies primarily in emerging markets outside the U.S., which the subadviser believes, when compared to developed markets, have above-average growth prospects.”
All changes reflected herein are effective June 8, 2011.
Date: June 10, 2011

Versions:	Class 1 Version A; Class 1 Version B; Class 1&3 Version C1; Combined Version 1; and Combined Master